Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer & Premium Income ETF – march

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated march 14, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to a target income level that the Fund seeks to achieve for a given Target Outcome Period. On March 21, 2025, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of March 24, 2025. The new Target Outcome Period will end on March 20, 2026. While the actual target income level will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated target income level ranges for the Fund for the Target Outcome Period beginning on March 24, 2025. A supplement to the Fund’s prospectus will be filed on March 24, 2025 that will include the actual target income level for the new Target Outcome Period, which may be higher or lower than the anticipated target income level ranges set forth below.

Fund	Anticipated target income level range (before fees and expenses)	Anticipated target income level range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)	7.80% - 9.50%	6.95% - 8.65%

Please Keep this Supplement with your Fund Prospectus for Future Reference